UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2005

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-8500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

On August 23, 2005, CV Therapeutics, Inc. (“CV Therapeutics”) and Solvay Pharmaceuticals, Inc. (“Solvay Pharmaceuticals”) announced that the United States Food and Drug Administration has approved ACEON® (perindopril erbumine) Tablets for the treatment of patients with stable coronary artery disease to reduce the risk of cardiovascular mortality or non-fatal myocardial infarction (MI). Prior to this labeling expansion, ACEON® was indicated for the treatment of essential hypertension. The new indication is based on the EUROPA (EUropean trial on Reduction Of cardiac events with Perindopril in patients with stable coronary Artery disease) study. The EUROPA study was a multicenter, randomized, double-blind, placebo-controlled trial in 12,218 patients with stable coronary disease and without heart failure, which assessed the ability of perindopril to reduce cardiovascular death, non-fatal MI or cardiac arrest. Patients had a mean follow-up of 4.2 years.

In the EUROPA study, in a broad population of patients with stable coronary artery disease, there was a 20 percent reduction in the combined endpoint of cardiovascular mortality, non-fatal MI and cardiac arrest compared to placebo. This significant (p=0.0003) reduction in relative risk was seen in patients on a treatment regimen of 8 mg of perindopril, including patients treated with conventional cardiovascular preventive therapy, such as aspirin, other anti-coagulants, beta-blockers and other anti-hypertensive therapy and lipid lowering therapy, such as statins. Patients not randomized to receive perindopril received placebo in addition to their conventional therapy.

ACEON® is the subject of a co-promotion agreement between CV Therapeutics and Solvay Pharmaceuticals.

A copy of the press release dated August 23, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

* * * * *

Forward-Looking Statements. This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future clinical or product development, financial performance, regulatory review of our products or product candidates, or commercialization efforts. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements we make or incorporate by reference in this report are set forth under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, as may be updated from time to time by our future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. We disclaim any intent or obligation to update these forward-looking statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits.

99.1    Press Release dated August 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2005	CV THERAPEUTICS, INC.

	By:	/s/ TRICIA BORGA SUVARI
Tricia Borga Suvari
Vice President and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press Release dated August 23, 2005.